Exhibit 10.17(l)

AMENDMENT No. 12 TO PURCHASE AGREEMENT DCT-025/2003

This Amendment No. 12 to Purchase Agreement DCT-025/2003, dated as of October 25th, 2011 (“Amendment 12”) relates to the Purchase Agreement DCT-025/2003 between Embraer S.A. (formerly known as Embraer - Empresa Brasileira de Aeronáutica S.A.) (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Purchase Agreement”). This Amendment 12 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 12 and the Purchase Agreement, this Amendment 12 shall control.

WHEREAS:

1)	Buyer and Embraer have agreed to postpone deliveries of three (3) Firm Aircraft from 2013 to 2018 and four (4) Firm Aircraft from 2014 to 2018 (the “Postponed Aircraft”) under certain terms and conditions contained herein; and

2)	Buyer has elected to exercise its right of termination, and Embraer has agreed to cancel the delivery of one (1) Firm Aircraft.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	DELIVERY

1.1 Article 2.1 of the Purchase Agreement shall be deleted and replaced as follows:

“2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of 88 (eighty-eight) newly manufactured Aircraft.”

1.2 The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:

Aircraft #	Delivery Month**	Aircraft #	Delivery Month**	Aircraft #	Delivery Month**	Aircraft #	Delivery Month**
1	[***]/05	23	[***]/06	45	[***]/10	67	[***]/15
2	[***]/05	24	[***]/07	46	[***]/10	68	[***]/15
3	[***]/05	25	[***]/07	47	[***]/10	69	[***]/16
4	[***]/05	26	[***]/07	48	[***]/10	70	[***]/16
5	[***]/05	27	[***]/07	49	[***]/11	71	[***]/16

[***]

Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 12 to Purchase Agreement DCT-025/2003 COM0176-11	Page 1 of 3

Exhibit 10.17(l)

AMENDMENT No. 12 TO PURCHASE AGREEMENT DCT-025/2003

6	[***]/05	28	[***]/07	50	[***]/11	72	[***]/16
7	[***]/05	29	[***]/07	51	[***]/11	73	[***]/16
8	[***]/05	30	[***]/07	52	[***]/11	74	[***]/16
9	[***]/06	31	[***]/08	53	[***]/11	75	[***]/16
10	[***]/06	32	[***]/08	54	[***]/12	76	[***]/16
11	[***]/06	33	[***]/08	55	[***]/12	77	[***]/17
12	[***]/06	34	[***]/08	56	[***]/12	78	[***]/17
13	[***]/06	35	[***]/08	57	[***]/12	79	[***]/17
14	[***]/06	36	[***]/08	58	[***]/13	80	[***]/17
15	[***]/06	37	[***]/09	59	[***]/13	81	[***]/17
16	[***]/06	38	[***]/09	60	[***]/14	82 (***)	[***]/18
17	[***]/06	39	[***]/09	61	[***]/14	83 (***)	[***]/18
18	[***]/06	40[***]	[***]/09	62	[***]/15	84 (***)	[***]/18
19	[***]/06	41[***]	[***]/09	63	[***]/15	85 (***)	[***]/18
20	[***]/06	42	[***]/09	64	[***]/15	86 (***)	[***]/18
21	[***]/06	43	[***]/09	65	[***]/15	87 (***)	[***]/18
22	[***]/06	44[***]	[***]/09	66	[***]/15	88 (***)	[***]/18

[***]
(**)	Scheduled Delivery Months shall be deemed to be the Contractual Delivery Dates as defined in Article 1.10 of this Agreement.
(***)	Postponed Aircraft

2.	[***]

2.1	In the event Embraer [***], Embraer shall [***].

2.2	Upon [***]. If Buyer [***] Buyer shall [***].

2.3	If Buyer, [***].

2.4	The Parties agree to [***] as provided for in [***], and [***].

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 12, shall remain in full force and effect without any change.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 12 to Purchase Agreement DCT-025/2003 COM0176-11	Page 2 of 3

AMENDMENT No. 12 TO PURCHASE AGREEMENT DCT-025/2003

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 12 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.			JetBlue Airways Corporation

By	:	/s/ Eduardo Munhós de Campos	By	:	/s/ Mark D. Powers
Name	:	Eduardo Munhós de Campos	Name	:	Mark D. Powers
Title	:	Vice President, Latin America	Title	:	Chief Financial Officer
Airline Market

By	:	/s/ José Luís D’Avilar Molina
Name	:	José Luís D’Avilar Molina
Title	:	Vice President, Contracts
Airline Market

Date:		October 25, 2011	Date:		October 25, 2011
Place:		São José dos Campos	Place:		Forest Hills, NY

Witness:		/s/ Sandra Boeller de Boslos	Witness:		/s/ Ursula Hurley
Name:		Sandra Boeller de Boslos	Name:		Ursula Hurley

Amendment No. 12 to Purchase Agreement DCT-025/2003 COM0176-11	Page 3 of 3